UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 29, 2016

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Towerstream Corporation (the “Company”) has been notified by The NASDAQ Stock Market LLC ("Nasdaq") that the Nasdaq Listing Qualifications Hearing Panel (the “Panel”) has determined to delist the Company’s common stock, and that trading in the Company's common stock will be suspended on Nasdaq effective with the open of business on December 1, 2016. The Company may appeal the determination, but there is no guarantee that an appeal will be successful and the filing of such an appeal would not stay the Panel’s decision.

The Company has been approved for trading on the OTCQB®, operated by OTC Markets Group Inc., and expects its common stock to begin trading on OTCQB effective December 1, 2016 under its current trading symbol "TWER."

This transition to the OTCQB market does not affect the Company's business operations. The Company will continue to file periodic and certain other reports with the Securities and Exchange Commission under applicable federal securities laws.

The Company currently meets the requirements of the OTCQB market.

As previously disclosed, the Company was before the Panel on July 7, 2016, due to violation of Listing Rule 5550(b)(1), for failure to maintain the required minimum stockholders’ equity requirement or the total assets and total revenues minimums required by that rule. The Company was also in violation of Listing Rule 5550(a)(2), requiring a minimum bid price of over $1.00.

Also as previously disclosed, the Panel issued a decision on July 14, 2016, which extended the Company’s listing while it worked to resolve its deficiencies. The Company was to have evidenced a closing bid price of $1.00 or more for a minimum of the ten prior consecutive trading days by July 24, 2016, a milestone it reached. Thereafter it was to update the Panel at various points on its progress toward completion of its compliance plan to cure the equity deficiency by November 22, 2016. On November 28, 2016, the Company wrote to the Panel to indicate it had not yet reached compliance.

Item 7.01 Regulation FD Disclosure.

On November 29, 2016, the Company issued a press release relating to this development. A copy of the press release is furnished as Exhibit 99.1 of this report.

The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1       Press Release Issued November 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: November 30, 2016	By: /s/ Philip Urso
Philip Urso
Interim Chief Executive Officer